Exhibit 10.1

AMENDMENT TO CREDIT AGREEMENT

This Amendment to Credit Agreement (this “Amendment”), dated as of November 19, 2009, is among SEMGROUP ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto (collectively, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender under the Credit Agreement referred to below, and the Lenders (as defined below) signatory hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders that are parties thereto (the “Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of February 20, 2008 (as amended, modified, supplemented and waived from time to time, the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement subject to and upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended, effective upon the consummation of the Vitol Transaction, as follows:

1.1 The definition of “Change of Control” is hereby amended by (a) changing the reference to “Qualifying Owners” in clause (b) thereof to “Qualifying Owner” and (b) deleting clause (c) in its entirety and replacing it with the following:

“(c) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of General Partner ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; provided that, notwithstanding the foregoing, any changes to the composition of individuals serving as members of the board of directors or other equivalent governing body of General Partner approved by any Qualifying Owner shall not constitute a “Change of Control” hereunder.  As used herein, “Qualifying Owner” means Vitol Inc. or any Affiliate of Vitol Inc.”

1.2 The definition of “Costs of Restructuring” is hereby amended by deleting clause (c) in its entirety, and replacing it with the following:

“plus (c) all other restructuring expenses in an amount not to exceed, in the aggregate, through the Maturity Date, the sum of (i) $6.5 million, (ii) the cost incurred by the Borrower for the purchase of new directors’ and officers’ liability insurance coverage in November 2009 in connection with the Vitol Transaction; and (iii) fees paid to the Lenders (including fees for Lenders’ counsel and advisors) in connection with the Amendment to Credit Agreement dated as of November 19, 2009, among the Borrower, the Guarantors, the Administrative Agent and the Lenders parties thereto, which aggregate cap on Costs of Restructuring under this clause (c) shall be calculated on a net basis after giving effect to Costs of Restructuring that are reimbursed to the Borrower by insurance providers.”

1.3 The definition of “Eligible Assignee” is hereby deleted in its entirety and replaced with the following:

“ “Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, the L/C Issuer and the Swing Line Lender and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.”

1.4 The definition of “Net Cash Proceeds” is hereby amended, effective as of April 7, 2009, by inserting the following language in clause (i) immediately after the word “Disposition”:

“(other than a Disposition permitted by Section 7.06(a), (b), (d), (e) or (f))”.

1.5 The following defined term is hereby inserted in its appropriate alphabetical order:

“ “Vitol Transaction” means the acquisition by Vitol Inc. or one or more Affiliates thereof (collectively, “Vitol”) of (i) 100% of the membership interests in the General Partner and (ii) the subordinated units of Borrower presently held by or pledged to Manchester Securities Corp.”

1.6 The following defined terms are hereby deleted in their entirety:  “Borrower Assignment Agreement”, “Borrower Assignment Effective Date”, Borrower Loan Purchase”, “Clearing Price”, “Expiration Time”, “Maximum Offer Amount”, “Maximum Permitted Offer”, “Maximum Purchase Price”, “Offer”, “Offer Document”, “Purchase Notice”.

2. Amendment to Section 2.05 of the Credit Agreement.

2.1 Subsection 2.05(h) of the Credit Agreement is hereby amended by deleting the words “and may be used for the purchase of outstanding Term Loans as permitted by Section 10.06(i)” from the third sentence thereof.

2.2 Subsection 2.05(j) of the Credit Agreement is hereby amended by (i) changing the percentage referenced on the third line thereof from “50%” to “75%” and (ii) by deleting the words “and may be used for the purchase of outstanding Term Loans as permitted by Section 10.06(i)” from the second sentence thereof.

3. Amendment to Section 6.02 of the Credit Agreement.  Section 6.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (m) and inserting the following at the end of clause (n):

“; and

(o) no later than December 1, 2009, a forecast for calendar years 2010 and 2011 which sets forth (i) the Borrower’s updated business outlook for such period and (ii) the anticipated strategic and financial benefits of the Vitol Transaction to the Borrower during such period”.

4. Amendment to Section 7.06 of the Credit Agreement.

4.1 Subsection 7.06(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

“Dispositions of Cash Equivalents in the ordinary course of business and Dispositions of inventory arising from normal imbalances on the gathering system relating to loss allowance provisions and measurement variability”.

4.2 Subsection 7.06(f) of the Credit Agreement is hereby amended by adding the following language before the “;” at the end of such subsection:

“excluding leases which in accordance with GAAP constitute a constructive sale, including any sale/leaseback transaction”.

5. Amendment to Section 7.11 of the Credit Agreement.  Section 7.11 of the Credit Agreement is hereby amended by: (a) replacing the phrase “Other than those listed on Schedule 7.11” with “Neither Borrower nor any Restricted Subsidiary thereof may”, (b) deleting the word “or” at the end of clause (b) thereof, and (c) by inserting the following at the end of clause (c) thereof:

“; or

(d) enter into any contract or arrangement for the purpose of hedging or speculating in the price of any commodity”.

6. Amendment to Section 10.06 of the Credit Agreement.  Subsection 10.06(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “[Intentionally omitted.]”.

7. Amendment to Schedules and Exhibits.

7.1 Amendment to Schedule 2.01 of the Credit Agreement.  Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

7.2 Amendment to Exhibits H, I and J of the Credit Agreement.  Each of Exhibits H, I and J to the Credit Agreement is hereby deleted in its entirety and replaced with the following: “[Intentionally omitted.]”

8. Conditions to Effectiveness.  This Amendment shall be effective on the date when and if each of the following conditions is satisfied:

(a) Execution and Delivery.  The Administrative Agent shall have received a counterpart of this Amendment executed and delivered by the Borrower, each of the Guarantors and the Required Lenders.

(b) No Default or Event of Default; Accuracy of Representations and Warranties.  The Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower and the Guarantors herein and in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Consents and Approvals. All necessary consents and approvals to the amendment shall have been obtained.

(d) Expense Reimbursements.  The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys’ and financial advisors’ fees and disbursements) due to the Administrative Agent and the Lenders in accordance with Section 10.04 of the Credit Agreement.

(e) Fees.  The Borrower shall have paid to the Administrative Agent for the benefit of the Lenders who execute and deliver a counterpart of this Amendment to the Administrative Agent by 5 p.m. (Eastern Time) on November 19, 2009, a fee equal to 0.1% of the sum of the outstanding Term Loan and Revolver Commitment for each of such Lenders (after giving effect to the Revolver Commitment reductions provided for herein).

(f) Representation by Vitol.  The Administrative Agent shall have received an executed letter from Vitol Inc. in the form annexed hereto as Exhibit A.

(g) Reimbursement of Borrower by Vitol.  The Administrative Agent shall have received a copy of an executed reimbursement agreement between Vitol Inc. and the Borrower in the form annexed hereto as Exhibit B.

9. Release.  For purposes of this Section 9, the following terms shall have the following definitions:

“Related Parties” shall mean, with respect to any released party, such party’s parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

“Claims” shall mean  any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

Excluding only the continuing obligations of the Lenders and the Administrative Agent under the Credit Agreement, the Loan Documents and this Agreement, the Borrower and each Guarantor, effective as of the effective date of this Amendment, hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Loan Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the effective date of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Loan Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Loan Documents, in each case to the extent, and only to the extent, that (i) such Claims arose prior to the effective date of this Amendment, (ii) such Claims result or derive from actions taken or not taken by a releasee in its capacity(ies) as a Lender(s) or as Administrative Agent under the Credit Agreement or the Loan Documents; and (iii) such Claims do not result or derive from actions taken or not taken by a releasee with respect to or in relation to SemGroup, SemCrude L.P., SemMaterials, L.P., K.C. Asphalt, L.L.C. or any of their affiliates (other than the Borrower and the Guarantors).

10. Acknowledgement.  The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever, and the Loan Parties hereby release the Administrative Agent and the Lenders from any and all Claims (as defined in Section 9 of this Amendment) other than as provided in Section 9 of this Amendment.

11. Confirmation of Credit Agreement and Security Documents.  Except as amended by this Amendment, all the provisions of the Credit Agreement remain in full force and effect from and after the date hereof, and each Loan Party hereby ratifies and confirms each Loan Document to which it is a party.  This Amendment shall be limited precisely as written and shall not, except as set forth herein, be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.  From and after the date hereof, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, or similar terms, shall refer to the Credit Agreement as amended by this Amendment.  Each of the Borrower and the Guarantors also hereby ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Amendment.

12. Mutual Representation.  As of the effective date of this Amendment, and after giving effect hereto, neither the Lenders parties hereto nor the Borrower nor any Guarantor is aware of the existence of any Default or Event of Default under the Loan Documents.

13. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

14. Loan Document.  This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees and other amounts and expenses) shall constitute Obligations under the Credit Agreement and shall be secured by the Collateral.

15. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Amendment by facsimile transmission or electronic photocopy (e.g. a “.pdf”) shall be as effective as delivery of a manually signed counterpart.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

SEMGROUP ENERGY PARTNERS, L.P.

By: SemGroup Energy Partners GP, L.L.C.
       its General Partner

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SemGroup Energy Partners Operating, L.L.C.

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SemMaterials Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SemGroup Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SemGroup Crude Storage, L.L.C.

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SemPipe, L.P.
    By:  SemPipe, G.P., L.L.C., its General Partner

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SemPipe, G.P., L.L.C.

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SGLP Management, Inc.

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

SGLP Asphalt, L.L.C.

By: /s/ Michael J. Brochetti
       Name: Michael J. Brochetti
       Title:  EVP—Corporate Development and Treasurer

Lenders:

Wachovia Bank, National Association,
    as L/C Issuer,
    Swing Line Lender and Lender

By:/s/ D. Paul Hulbert III____________
Name: D. Paul Hulbert III
Title:   Vice President

ABN AMRO Bank N.V., as a Lender

By:/s/ Parker H. Douglas____________
Name: Parker H. Douglas
Title:   Managing Director

By:/s/ David W. Stack   ____________
Name: David W. Stack
Title:   Senior Vice President

Bank of America, N.A., as a Lender

By:/s/ Cameron D. Taylor__________
Name: Cameron D. Taylor
Title:   Senior Vice President

The Bank of Nova Scotia, as a Lender

By:/s/ David C. Mills______________
Name: David C. Mills
Title:   Managing Director

Bank of Scotland PLC, as a Lender

By:/s/ Julia R. Franklin____________
Name: Julia R. Franklin
Title:   Assistant Vice President

Blue Ridge Investments LLC, as a Lender

By:/s/ John Hlebendahl_____________
Name: John Hlebendahl
Title:   VP; Controller

BMO Capital Markets Financing Inc., as a Lender

By:/s/ Thomas E. McGraw__________
Name: Thomas E. McGraw
Title:   Managing Director

Calyon New York Branch, as a Lender

By:/s/ Anne G. Shean______________
Name: Anee G. Shean
Title:   Managing Director

By:/s/ Alan Sidrane   ______________
Name: Alan Sidrane
Title:   Managing Director

Citibank, N.A., as a Lender

By:/s/ John Mugno _______________
Name: John Mugno
Title:   Vice President

Fortis Capital Corporation, as a Lender

By:/s/ Harry T. Nullet_____________
Name: Harry T. Nullet
Title:   Director

By:/s/ Courouble_________________
Name: Courouble
Title:   CRO

Guaranty Bank and Trust Company, as a Lender

By:/s/ Gail J. Nofsinger______________
Name: Gail J. Nofsinger
Title:   Senior Vice President

JPMorgan Chase Bank, N.A., as a Lender

By:/s/ Phillip D. Martin      ___________
Name: Phillip D. Martin
Title:   Senior Vice President

GE Business Financial Services, Inc., fka Merrill Lynch Business Financial Services, Inc., as a Lender

By:/s/ Ranlatt F. Hernick_____________
Name: Ranlatt F. Hernick
Title:   Duly Authorized Signatory

One East Liquidity Master LP, as a Lender

By:/s/ Sina Toussi___________________
Name: Sina Toussi
Title:   Authorized Signatory

One East Partners Master LP, as a Lender

By:/s/ Sina Toussi___________________
Name: Sina Toussi
Title:   Authorized Signatory

Raymond James Bank FSB, as a Lender

By:/s/ Garrett McKinnon_____________
Name: Garrett McKinnon
Title:   Senior Vice President

Royal Bank of Canada, as a Lender

By:/s/ Jay T. Sartaln _______________
Name: Jay T. Sartaln
Title:   Authorized Signatory

SunTrust Bank, N.A., as a Lender

By:_____________________________
Name:
Title:

UBS Loan Finance LLC, as a Lender

By:/s/ Marie Haddad _______________
Name: Marie Haddad
Title:   Associate Director

By:/s/ Irja R. Otsa     _______________
Name: Irja R. Otsa
Title:   Associate Director

Evergreen High Income Fund, as a Lender

By:/s/ Robert J. McLaughlin_________
Name: Robert J. McLaughlin
Title:   Vice President

Evergreen Utilities & High Inc., as a Lender

By:/s/ Robert J. McLaughlin_________
Name: Robert J. McLaughlin
Title:   Vice President

Evergreen Income Advantage Fund, as a Lender

By:/s/ Robert J. McLaughlin_________
Name: Robert J. McLaughlin
Title:   Vice President

Evergreen Multi-Sector Income, as a Lender

By:/s/ Robert J. McLaughlin_________
Name: Robert J. McLaughlin
Title:   Vice President

Evergreen VA High Income Fund, as a Lender

By:/s/ Robert J. McLaughlin_________
Name: Robert J. McLaughlin
Title:   Vice President

Solus Core Opportunities Master Fund, as a Lender

By:/s/ Chris Bondy_________________
Name: Chris Bondy
Title:   Attorney-in-Fact

Woodlands Commercial Bank, as a Lender

By:/s/ Gary Murray_________________
Name: Gary Murray
Title:   Chief Credit Officer

Acknowledged:

Wachovia Bank, National Association,
    as Administrative Agent

By:/s/ D. Paul Hulbert III        ________
Name: D. Paul Hulbert III
Title:   Vice President

Schedule 2.01
to
Credit Agreement

Schedule of Commitments

LENDER	REVOLVER	TERM LOAN	TOTAL COMMITMENT
UBS LOAN FINANCE LLC	$1,142,857.14	$4,285,714.28	$5,428,571.42
SOLUS CORE OPPORTUNITIES MASTER FUND	$0.00	$2,000,000.00	$2,000,000.00
BMO CAPITAL MARKETS	$2,666,666.66	$26,666,666.67	$29,333,333.33
WBNA	$3,290,476.20	$28,976,190.49	$32,266,666.69
BANK OF AMERICA	$3,423,809.53	$29,139,523.81	$32,563,333.34
SUNTRUST	$1,133,333.34	$11,333,333.33	$12,466,666.67
ONE EAST LIQUIDITY MASTER LP	$205,714.29	$2,021,428.57	$2,227,142.86
ABN AMRO	$2,800,000.00	$28,000,000.00	$30,800,000.00
CITIBANK	$2,666,666.66	$26,666,666.67	$29,333,333.33
JPMORGAN CHASE	$1,133,333.34	$11,333,333.33	$12,466,666.67
WOODLANDS COMMERCIAL BANK	$1,942,857.14	$27,285,714.28	$29,228,571.42
BLUE RIDGE INVESTMENTS LLC	$1,033,333.34	$3,976,190.47	$5,009,523.81
GE BUS FINCL SVC (FKA ML BFS)	$1,333,333.34	$13,333,333.33	$14,666,666.67
EVERGREEN MULTI-SECTOR INCOME	$0.00	$2,925,000.00	$2,925,000.00
EVERGREEN UTILITIES & HIGH INC	$0.00	$155,000.00	$155,000.00
EVERGREEN HIGH INCOME FUND	$0.00	$4,040,000.00	$4,040,000.00
EVERGREEN INCOME ADVANTAGE FUND	$0.00	$5,385,000.00	$5,385,000.00
EVERGREEN VA HIGH INCOME FUND	$0.00	$165,000.00	$165,000.00
RAYMOND JAMES BANK	$2,666,666.66	$26,666,666.67	$29,333,333.33
ROYAL BANK OF CANADA	$2,666,666.66	$26,666,666.67	$29,333,333.33
FORTIS CAPITAL CORPORATION	$1,133,333.34	$11,333,333.33	$12,466,666.67
ONE EAST PARTNERS MASTER LP	$1,627,619.04	$16,311,904.77	$17,939,523.81
BANK OF SCOTLAND	$2,800,000.00	$28,000,000.00	$30,800,000.00
GUARANTY BANK AND TRUST	$1,333,333.34	$13,333,333.33	$14,666,666.67
BANK OF NOVA SCOTIA	$1,666,666.66	$16,666,666.67	$18,333,333.33
CALYON NEW YORK BRANCH	$3,333,333.34	$33,333,333.33	$36,666,666.67

TOTAL	$40,000,000.00	$400,000,000.00	$440,000,000.00

Exhibit “A” to Amendment

[Letterhead of Vitol Inc.]

November [__], 2009

Wachovia Bank, National Association, as Administrative Agent (as defined below) [address] [address] Attn:

Re:  SemGroup Energy Partners G.P., L.L.C.

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of February 20, 2008 (as amended, modified, supplemented and waived from time to time, the “Credit Agreement”), among SemGroup Energy Group Partners, L.P., as Borrower, the Guarantors parties thereto, Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender, and the Lenders parties thereto.  Defined terms used herein with definition shall have the meanings assigned them in the Credit Agreement.

Pursuant to Section 8(f) of the Amendment to Credit Agreement, dated as of November __, 2009, among the Borrower, the Guarantors, the Administrative Agent and the Lenders parties thereto, the undersigned hereby certifies as follows:

Vitol Inc. or one or more of its Affiliates (collectively, “Vitol”) has acquired, or will acquire, from Manchester Securities Corp. (“Manchester”), (i) one hundred percent (100%) of the membership interests in the General Partner of Borrower and (ii) one hundred percent (100%) of the subordinated units of Borrower held or previously held by and/or pledged or previously pledged to Manchester, in a transaction that vests in Vitol absolute title to such general partnership interests and subordinated units, and neither Manchester nor any Affiliate thereof has any right or obligation to reacquire such general partner interests or subordinated units under any circumstances.

Very truly yours,

VITOL INC.

By:

Name:

Title:

Exhibit “B” to Amendment

[Letterhead of Vitol Inc.]

November [__], 2009

SemGroup Energy Partners, L.P. [address] [address] Attn:

Re:  SemGroup Energy Partners G.P., L.L.C.

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of February 20, 2008 (as amended, modified, supplemented and waived from time to time, the “Credit Agreement”), among SemGroup Energy Group Partners, L.P., as Borrower, the Guarantors parties thereto, Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender, and the Lenders parties thereto.  Defined terms used herein with definition shall have the meanings assigned them in the Credit Agreement.

Pursuant to Section 8(g) of the Amendment to Credit Agreement, dated as of November __, 2009, among the Borrower, the Guarantors, the Administrative Agent and the Lenders parties thereto, the undersigned hereby agrees as follows:

From and after the closing of the Vitol Transaction, Vitol Inc. shall, or shall cause one or more of its Affiliates to, reimburse the Borrower for fifty percent (50%) of any and all payment obligations incurred by Borrower pursuant to any employee severance, termination or similar arrangement that becomes due in connection with the termination of one or more of Borrower’s employees, if and to the extent that any such employee is hired, employed or engaged by Vitol Inc. or any Affiliate thereof within the later of (i) one year of the date of the closing of the Vitol Transaction or (ii) six (6) months of the termination by the Borrower of such employee.  Vitol Inc. shall, or shall cause one or more of its Affiliates to, make such payment to Borrower within five (5) Business Days of the first day of each such employee’s employment with Vitol Inc. or the applicable Affiliate.

Very truly yours,

VITOL INC.

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

SEMGROUP ENERGY PARTNERS, L.P.

By:

Name:

Title: